UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 11, 2014 (March 6, 2014)

TAMINCO CORPORATION

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	001-35875	45-4031468
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Windsor Plaza, Suite 411

7540 Windsor Drive

Allentown, Pennsylvania 18195

(Address of Principal Executive Offices, including Zip Code)

(610) 366-6730

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if this Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On March 6, 2014, Taminco Corporation completed its previously announced acquisition of the formic acid business (the “Formic Acid Solutions Acquisition”) of Kemira Oyj (“Kemira”) using existing cash and external debt from an amendment to an existing facility. A newly formed, wholly owned indirect subsidiary of Taminco Corporation, Taminco Holding Netherlands B.V., acquired 100% of the shares in Taminco Finland Oy, an entity formed by Kemira as part of a transaction in which the purchased assets and assumed liabilities of Kemira’s formic acid business were transferred. The formic acid business serves a number of end-markets driven by key global “mega-trends”, such as animal nutrition, agriculture, water treatment and energy.

ITEM 7.01 REGULATION FD DISCLOSURE.

On March 6, 2014, Taminco BVBA (a wholly owned subsidiary of Taminco Corporation, the “Company”) issued a press release announcing the closing of the Formic Acid Solutions Acquisition. The full text of the press release is furnished as Exhibit 99.1.

The information furnished in this Item 7.01, including Exhibit 99.1 attached, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements of Businesses Acquired.

The audited combined financial statements of Formic Acid Operations of Kemira Oyj, as of and for the year ended December 31, 2013, 2012 and 2011, the notes related thereto and the related independent auditor’s report of Deloitte & Touche Oy, are filed as Exhibit 99.2 to this report and incorporated herein by reference.

(b) Pro Forma Financial Information

The pro forma financial information required by this Item will be filed by amendment to this Current Report on Form 8-K no later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

(d) Exhibits

Exhibit Number	Description

99.1	Press release dated March 6, 2014.

99.2	Audited combined financial statements of Formic Acid Operations of Kemira Oyj, as of and for the year ended December 31, 2013, 2012 and 2011, the notes related thereto and the related independent auditor’s report of Deloitte & Touche Oy.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TAMINCO CORPORATION
Registrant

Date: March 11, 2014

	By:	/s/ Edward J. Yocum
	Name:	Edward J. Yocum
	Title:	Executive Vice President, General Counsel,
Chief Compliance Officer and Secretary